Exhibit 10.1
FIRST AMENDMENT TO
NOTICE OF GRANT OF RESTRICTED SHARES AND EMPLOYEE RESTRICTED SHARE AGREEMENT

THIS FIRST AMENDMENT TO NOTICE OF GRANT OF RESTRICTED SHARES AND EMPLOYEE RESTRICTED SHARE AGREEMENT (this “First Amendment”) is made and adopted as of July 10, 2026 by Forward Air Corporation, a Delaware corporation (the “Company”) and Jerome Lorrain (the “Participant”).

WHEREAS, the Company granted the Participant an award of Award Shares under the Notice of Grant of Restricted Shares And Employee Restricted Share Agreement, as of July 11, 2025, by and between the Company and the Participant (collectively, the “Award Agreement”); and

WHEREAS, the Company and the Participant desire to amend the Award Agreement on the terms set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Award Agreement is hereby amended by amending and restating the first sentence in the definition of “Service” in the Award Agreement in its entirety to read as follows:

“‘Service’ means your continued service as an employee of the Company or its Affiliates or as a member of the Board of Directors of the Company.”

Except as expressly modified by this First Amendment, the Award Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Participant has executed this First Amendment as of the date first above written.
COMPANY:

Forward Air Corporation, a Delaware corporation

By:	/s/ Shawn Stewart
Name:	Shawn Stewart
Title:	President and CEO

PARTICIPANT:

/s/ Jerome Lorrain
Jerome Lorrain